EXHIBIT 23.a.


CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the Registration Statements Nos. 333-76616, 333-65013 and 333-6103 each on Form S-8 and to Registration Statement No. 333-45218 on Form S-3, and in the Annual Report on Form 10-KSB of Igene Biotechnology, Inc. for the year ended December 31, 2002, of our report dated February 26, 2003, relating to the consolidated financial statements of Igene Biotechnology, Inc.

                                             Stegman & Company
                                             _________________
                                             Stegman & Company

Baltimore, Maryland
March 26, 2003